UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)      September 22, 2006
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                                UTIX GROUP, INC.
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             (Exact Name of registrant as specified in its charter)

         Delaware                         000-50589              75-2340624
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 (State or Other Jurisdiction            (Commission           (IRS Employer
     of Incorporation)                   File Number)        Identification No.)

        7 New England Executive Park, Suite 610                    01803
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        (Address of Principal Executive Offices)                (Zip Code)

Registrant's telephone number, including area code   (781) 229-2589
                                                   -----------------------------

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          (Former Name or Former Address, if Changed Since Last Report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

     [  ]   Written communications pursuant to Rule 425 under the Securities Act
            (17 CFR 230.425)

     [  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act
            (17 CFR 240.14a-12)

     [  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the
            Exchange Act (17 CFR 240.14d-2(b))

     [  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the
            Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

     As of September 22, 2006, Cynthia A. Cronan resigned as our Chief Accounting Officer and Controller.




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


                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


                                  UTIX GROUP, INC.



Date:   September 28, 2006        By:  /s/ Anthony G. Roth
      ----------------------           -----------------------------------------
                                           Anthony G. Roth
                                           President and Chief Executive Officer


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